FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1995-1 Supplement, dated as of September 7, 1995 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


    Due Period Ending                                      February 29, 2000
    Determination Date                                      March 7, 2000
    Distribution Date                                       March 15, 2000

    Class A Accumulation Period ("Y" or "N")?                       Y
    Class B Accumulation Period ("Y" or "N")?                       N
    Early Amortization Period ("Y" or "N")?                         N
    Class B Investor Amount paid in full ("Y" or "N")?              N

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MASTER TRUST INFORMATION

Receivables

1.   The aggregate amount of Eligible Receivables as of the end of
     the last day of the relevant Due Period                                    $     1,235,449,073.60

2.   The aggregate amount of Principal Receivables as of the end
     of the last day of the relevant Due Period                                 $     1,206,591,776.76

3.   The aggregate amount of Finance Charge Receivables as of
     the end of the last day of the relevant Due Period                         $        28,857,296.84

4.   The aggregate amount of Discount Option Receivables as of
     the last day of the relevant Due Period                                    $                 0.00

5.   The Transferor Amount as of the end of the last day of the
     relevant Due Period                                                        $        13,258,188.66

6.   The minimum Transferor Amount as of the end of the last
     day of the relevant Due Period                                             $                 0.00

7.   The Excess Funding Account Balance as of the end of the
     last day of the relevant Due Period                                        $                 0.00

8.   The aggregate principal balance of Receivables determined to be
     Receivables of Defaulted Accounts for the relevant Due Period              $         6,207,150.59

9.   The aggregate amount of Recoveries for the relevant Due Period             $         2,394,810.54

10.  The Default Amount for the relevant Due Period                             $         3,812,340.05

Collections

11.  The aggregate amount of Collections of Principal Receivables
     for the relevant Due Period                                                $       143,830,254.32

12.  The aggregate amount of Collections of Finance Charge
     Receivables for the relevant Due Period                                    $        19,152,106.15

13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the relevant Due Period                                        $                 0.00

14.  The aggregate amount of Collections processed for the relevant
     Due Period (sum of lines 9+11+12+13)                                       $       165,377,171.01

15.  The average Discount Percentage for the relevant Due Period                %                 0.00%

Invested Amounts

16.  The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $                 0.00
               b.  Class B                                                      $                 0.00
               c.  Collateral Indebtedness Interest                             $                 0.00
               d.  Class D                                                      $                 0.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Invested Amount (sum of a - d)                         $                 0.00

17.  The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       107,533,588.10
               b.  Class B                                                      $        30,000,000.00
               c.  Collateral Indebtedness Interest                             $        39,000,000.00
               d.  Class D                                                      $        15,000,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Invested Amount (sum of a - d)                         $       191,533,588.10

18.  The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       162,000,000.00
               b.  Class B                                                      $        22,500,000.00
               c.  Collateral Indebtedness Interest                             $        29,250,000.00
               d.  Class D                                                      $        11,250,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Invested Amount (sum of a - d)                         $       225,000,000.00

19.  The Series 1998-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $        71,000,000.00
               b.  Class B                                                      $        10,200,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               c.  Total Invested Amount (sum of a - b)                         $        81,200,000.00

20.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $        76,000,000.00
               b.  Class B                                                      $         9,900,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               c.  Total Invested Amount (sum of a - b)                         $        85,900,000.00

21.  The Series 1999-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       104,000,000.00
               b.  Class B                                                      $         5,700,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               c.  Total Invested Amount (sum of a - b)                         $       109,700,000.00

22.  The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       365,000,000.00
               b.  Class B                                                      $        57,500,000.00
               c.  Collateral Indebtedness Interest                             $        47,500,000.00
               d.  Class D                                                      $        30,000,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Invested Amount (sum of a - d)                         $       500,000,000.00

23.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     relevant Due Period                                                        $     1,193,333,588.10

Investor Amounts

24.  The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $                 0.00
               b.  Class B                                                      $                 0.00
               c.  Collateral Indebtedness Interest                             $                 0.00
               d.  Class D                                                      $                 0.00
               e.  Total Investor Amount (sum of a - d)                         $                 0.00

25.  The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       216,000,000.00
               b.  Class B                                                      $        30,000,000.00
               c.  Collateral Indebtedness Interest                             $        39,000,000.00
               d.  Class D                                                      $        15,000,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Investor Amount (sum of a - d)                         $       300,000,000.00

26.  The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       162,000,000.00
               b.  Class B                                                      $        22,500,000.00
               c.  Collateral Indebtedness Interest                             $        29,250,000.00
               d.  Class D                                                      $        11,250,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Investor Amount (sum of a - d)                         $       225,000,000.00

27.  The Series 1998-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $        71,000,000.00
               b.  Class B                                                      $        10,200,000.00
               c.  Pre-Funding Account Balance                                  $                 0.00
                                                                                 ---------------------
                                                                                 ---------------------
               d.  Total Investor Amount (sum of a - c)                         $        81,200,000.00

28.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $        76,000,000.00
               b.  Class B                                                      $         9,900,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               c.  Total Investor Amount (sum of a - b)                         $        85,900,000.00

29.  The Series 1999-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       104,000,000.00
               b.  Class B                                                      $         5,700,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               d.  Total Investor Amount (sum of a - c)                         $       109,700,000.00

30.  The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                      $       365,000,000.00
               b.  Class B                                                      $        57,500,000.00
               c.  Collateral Indebtedness Interest                             $        47,500,000.00
               d.  Class D                                                      $        30,000,000.00
                                                                                 ---------------------
                                                                                 ---------------------
               e.  Total Investor Amount (sum of a - d)                         $       500,000,000.00

31.  The aggregate Investor Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     relevant Due Period                                                        $     1,301,800,000.00

Series 1995-1 Allocation Percentages

32.  The Fixed Percentage with respect to the relevant
     Due Period
               a.  Class A                                                      %                17.59%
               b.  Class B                                                      %                 2.44%
               c.  Collateral Indebtedness Interest                             %                 3.18%
               d.  Class D                                                      %                 1.22%
               e.  Series 1995-1 Total                                                           24.43%

33.  The Floating Percentage with respect to the relevant
     Due Period
               a.  Class A                                                      %                 9.98%
               b.  Class B                                                      %                 2.38%
               c.  Collateral Indebtedness Interest                             %                 3.10%
               d.  Class D                                                      %                 1.19%
               e.  Series 1995-1 Total                                                           16.65%

Allocation of Collections

34.  The Series 1995-1 allocation of Collections of Principal
     Receivables for the relevant Due Period (line 32 times
     line 11)
               a.  Class A                                                      $        25,298,242.83
               b.  Class B                                                      $         3,513,644.84
               c.  Collateral Indebtedness Interest                             $         4,567,738.29
               d.  Class D                                                      $         1,756,822.42
               e.  Series 1995-1 Total                                          $        35,136,448.38

35.  The Series 1995-1 allocation of Collections of Finance
     Charge Receivables for the relevant Due Period (line 33
     times line 12)
               a.  Class A                                                      $         1,910,519.90
               b.  Class B                                                      $           456,343.30
               c.  Collateral Indebtedness Interest                             $           593,246.29
               d.  Class D                                                      $           228,171.65
               e.  Series 1995-1 Total                                          $         3,188,281.13

Portfolio Yield and Delinquencies

36.  The Portfolio Yield for the relevant Due Period (including
     Shared Excess Finance Charge Collections, if allocated)
     with respect to Series 1995-1                                              %                12.53%

37.  The 3-month average Portfolio Yield for the three most recent
     Due Periods                                                                %                12.69%

38.  The Base Rate for the relevant Due Period                                  %                 8.57%

39.  The 3-month average Base Rate for the three most recent
     Due Periods                                                                %                 8.40%

40.  Average Portfolio Yield less average Base Rate                             %                 4.29%

41.  The amount of Shared Excess Finance Charge Collections
     allocable to Series 1995-1 with respect to any Finance Charge
     Shortfall in such Series for the relevant Due Period                       $                 0.00

42. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                    (a)     Delinquent 31 to 60 days                            $        25,318,625.49
                    (b)     Delinquent 61 to 90 days                            $        14,033,124.15
                    (c)     Delinquent 91 days or more                          $        25,628,555.06

Determination of Monthly Interest

43.  Class A Monthly Interest:
               a.  Class A Monthly Interest                                     $         1,147,500.00
               b.  Funds allocated and available to pay Class A
                    Monthly Interest for relevant Due Period (4.3a)             $         2,488,719.58
               c.  Class A Interest Shortfall (a less b)                        $                 0.00
               d.  Class A Additional Interest                                  $                 0.00

44.  Class B Monthly Interest:
               a.  Class B Monthly Interest                                     $           165,625.00
               b.  Funds allocated and available to pay Class B
                    Monthly Interest for relevant Due Period (4.3b)             $           456,343.30
               c.  Class B Interest Shortfall (a less b)                        $                 0.00
               d.  Class B Additional Interest                                  $                 0.00

45.  Collateral Monthly Interest and Class D Monthly Interest:
               a.  Collateral/Class D Monthly Interest                          $           275,790.00
               b.  Funds allocated and available to pay Collateral/
                    Class D Monthly Interest for relevant Due Period            $           821,417.93
               c.  Collateral/Class D Interest Shortfall (a less b)             $                 0.00
               d.  Collateral/Class D Additional Interest                       $                 0.00

Determination of Monthly Principal

46.  Class A Monthly Principal (pursuant to section 4.4a):
            (X)a.  Fixed Allocation Percentage of Principal Receivable
                   Collections + Shared - Reallocated Coll. Applied             $        35,136,448.38
            (Y)a.  Controlled Accumulation Amount                               $        18,000,000.00
               b.  Deficit Controlled Accumulation Amount                       $                 0.00
               c.  Controlled Deposit Amount                                    $        18,000,000.00
            (Z)a.  Class A Invested Amount                                      $       107,533,588.10
     Class A Monthly Principal (the least of x,y,z)                             $        18,000,000.00

47.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after payout of Class A)
            (X)a.  Fixed Allocation Percentage of Principal Receivable
                   Collections + Shared - Reallocated Collections
                   Applied - Class A Monthly Principal Applications             $                 0.00
            (Y)a.  Controlled Accumulation Amount                               $                 0.00
               b.  Deficit Controlled Accumulation Amount                       $                 0.00
               c.  Controlled Deposit Amount                                    $                 0.00
            (Z)a.  Class B Invested Amount                                      $        30,000,000.00
     Class B Monthly Principal (the least of x,y,z)                             $                 0.00

48.  Collateral Monthly Principal
               a.  pursuant to 4.4c (i) prior to occurrence of
                   Early Amortization or payment in full of the
                   Class B Investor Amount (optional)                           $        17,136,448.38
               b.  pursuant to 4.4c (ii) prior to occurrence of
                   Early Amortization or payment in full of the
                   Class B Investor Amount                                      $                 0.00

49.  Class D Monthly Principal (pursuant to section 4.4d)
     (distributable only after CIA is paid in full)                             $                 0.00

Available Funds

50.  Class A Available Funds
               a.  Class A Finance Charge allocation (line 35a)                 $         1,910,519.90
               b.  Prior to Class B Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds for
                   such prior Due Period                                        $           470,861.58
               c.  Any amount of Reserve Account withdrawn and
                   included in Class A Available Funds (section 4.14d)          $           107,338.10
               d.  Class A Available Funds (sum a-c)                            $         2,488,719.58

51.  Class B Available Funds
               a.  Class B Finance Charge allocation (line 35b)                 $           456,343.30
               b.  On or After Class B Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds for
                   such prior Due Period                                        $                 0.00
               c.  Any amount of Reserve Account withdrawn and
                   included in Class B Available Funds (section 4.14d)          $                 0.00
               d.  Class B Available Funds (sum a-c)                            $           456,343.30

52.  Collateral Available Funds:
               a.  Collateral Finance Charge allocation (line 35c)              $           593,246.29

53.  Class D Available Funds
               a.  Class D Finance Charge allocation (line 35d)                 $           228,171.65

Reallocated Principal Collections

54.  Class D Subordinated Principal Collections (to the extent                  $                 0.00
     needed to fund Required Amounts)

55.  Collateral Subordinated Principal Collections (to the extent               $                 0.00
     needed to fund Required Amounts)

56.  Class B Subordinated Principal Collections (to the extent                  $                 0.00
     needed to fund Required Amounts)

57.  Total Reallocated Principal Collections                                    $                 0.00
                                                                                                  0.00
Investor Default Amounts

58.  Class A Investor Default Amount                                            $           380,300.29
                                                                                %                 3.79%

59.  Class B Investor Default Amount                                            $            90,837.83
                                                                                %                 3.79%

60.  Collateral Investor Default Amount                                         $           118,089.18
                                                                                %                 3.79%

61.  Class D Investor Default Amount                                            $            45,418.92
                                                                                %                 3.79%

62.  Aggregate Investor Default Amount                                          $           634,646.22
                                                                                %                 3.79%
Allocable Amounts for Series 1995-1

63.  The Allocable Amount for Series 1995-1 as of the end of the
     relevant Due Period (Inv Default Amt + Series 95-1 Adjust Amt)
          Class A                                                               $           380,300.29
          Class B                                                               $            90,837.83
          Class C                                                               $           118,089.18
          Class D                                                               $            45,418.92
                                                                                 ---------------------
                                                                                 ---------------------
     Aggregate Allocable Amount                                                 $           634,646.22

Required Amounts for Series 1995-1

64.  Class A Required Amount (section 4.5a)
               a.  Class A Monthly Interest for current Distribution
                   Date                                                         $         1,147,500.00
               b.  Class A Monthly Interest previously due but not
                   paid                                                         $                 0.00
               c.  Class A Additional Interest for prior Due Period
                   or previously due but not paid                               $                 0.00
               d.  Class A Investor Allocable Amount                            $           380,300.29
               e.  Class A Servicing Fee (if FNANB is no longer
                   servicer)                                                    $                 0.00
               f.  Class A Available Funds                                      $         2,488,719.58
               g.  Class A Required Amount (sum of a-e minus f)                 $                 0.00

65.  Class B Required Amount (section 4.5b)
               a.  Class B Monthly Interest for current Distribution
                   Date                                                         $           165,625.00
               b.  Class B Monthly Interest previously due but not
                   paid                                                         $                 0.00
               c.  Class B Additional Interest for prior Due Period
                   or previously due but not paid                               $                 0.00
               d.  Class B Servicing Fee (if FNANB is no longer
                   servicer)                                                    $                 0.00
               e.  Class B Available Funds                                      $           456,343.30
               f.  Excess of Class B Allocable  Amount over
                   funds available to make payments (section 4.8d)              $                 0.00
               g.  Class B Required Amount ((sum of a-d) minus e                $
                   plus f)                                                                        0.00

66.  Collateral/Class D Required Amount (section 4.5c,d)
               a.  Collateral/Class D Monthly Interest for current
                   Distribution date                                            $           275,790.00
               b.  Collateral/Class D Monthly Interest previously
                   due but not paid                                             $                 0.00
               c.  Collateral/Class D Additional Interest for prior
                   Due Period or previously due but not paid                    $                 0.00
               d.  Collateral/Class D Servicing Fee (if FNANB is
                   no longer servicer)                                          $                 0.00
               e.  Collateral/Class D Available Funds                           $           821,417.93
               f.  Excess of Collateral/Class D Allocable Amount
                   over funds available to make payments                        $                 0.00
               g.  Collateral/Class D Required Amount ((sum of
                   a-d) minus e plus f)                                         $                 0.00

Investor Charge-Offs

67.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
     Amount and Class D Invested Amount
               a.  Class A                                                      $                 0.00
               b.  Class B                                                      $                 0.00
               c.  Collateral Indebtedness Amount                               $                 0.00
               d.  Class D                                                      $                 0.00

68.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
     Invested Amount
               a.  Class B                                                      $                 0.00
               b.  Collateral Indebtedness Amount                               $                 0.00
               c.  Class D                                                      $                 0.00

69.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
               a.  Collateral Indebtedness Amount                               $                 0.00
               b.  Class D                                                      $                 0.00

Servicing Fee
     (2% of total Invested Amount)
70.  Class A Servicing Fee for the relevant Due Period                          $           179,222.65

71.  Class B Servicing Fee for the relevant Due Period                          $            50,000.00

72.  Collateral Servicing Fee for the relevant Due Period                       $            65,000.00

73.  Class D Servicing Fee for the relevant Due Period                          $            25,000.00

Enhancement
           (18% of total Invested Amount)
74.  Required Enhancement Amount
               a. Invested Amount as of the last day of relevant Due
                   Period                                                       $       191,533,588.10
               b.  Required Enhancement Amount (line a times 18%)                        34,476,045.86

75.  Enhancement Surplus
               a.  Amount on Deposit in the Cash Collateral Account             $                 0.00
               b.  Collateral Indebtedness Amount                               $        39,000,000.00
               c.  Class D Invested Amount                                      $        15,000,000.00
               d.  Required Enhancement Amount                                  $        34,476,045.86
               e.  Enhancement Surplus ((sum of a-c)less d)                     $        19,523,954.14
               f.  Enhancement deficiency, deposit excess Finance
                   Charge to Cash Collateral Account                            $                 0.00

Reserve Account

76.  Lowest historical 3 month average Portfolio Yield less 3 month
     average Base Rate (must be > 3%, or line 72 will adjust accordingly)       %                 4.26%

77.  Reserve Account Funding Date (based on line 71)                                    06/15/99

78.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A/Class B Investor Amount)              $         1,080,000.00

79.  Available Reserve Account Amount
               a.  Reserve Draw Amount (covered amount - p.f. proceeds)         $           107,338.10
               b. Reserve Account Investment Proceeds                           $             4,449.68
               c.  Amount on deposit in the Reserve Account at the end of the
                   relevant Due Period less Investment Proceeds                 $         1,080,000.00
               d.  Required Reserve Account Amount (line 78)                    $         1,080,000.00
               e.  Available Reserve Account Amount (after Reserve Draw)        $           972,661.90
               f.  Required Reserve Account Deposit on Distribution Date        $           107,338.10

Principal Funding Account

80.  Principal Funding Account Balance at the beginning of the Due Period       $        90,402,456.80

81.  a.  Daily Deposits to the Principal Funding Account during the
           relevant Due Period                                                  $        18,000,000.00
     b.  Principal Funding Account Investment Proceeds                          $           466,411.90

82.  Withdrawals from the Principal Funding Account during the relevant
     Due Period                                                                 $           402,456.80

83.  Principal Funding Account Balance as of the last day of the
     relevant Due Period less Investment Proceeds.                              $       108,000,000.00

84. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

**  Please note that reporting now includes Series 2000-1 which closed on February 28, 2000.

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                   IN WITNESS WHEREOF, THE undersigned has duly executed
                   and delivered this Certificate this 15th day of March, 2000


                              FIRST NORTH AMERICAN NATIONAL BANK,
                              as Servicer


                              By ____________________________________
                              Name:  Philip J. Dunn
                              Title:  Vice President